EXHIBIT-99.906CERT

CERTIFICATION

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:             ING FUNDS TRUST

Date of Form N-CSR:           SEPTEMBER 30, 2004

The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.             such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to ING FUNDS TRUST and will be retained by ING FUNDS TRUST and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 7th day of December, 2004.

/s/ James M. Hennessy
James M. Hennessy

CERTIFICATION

Pursuant to Section 906

of the

Sarbanes-Oxley Act of 2002

Name of Registrant:             ING FUNDS TRUST

Date of Form N-CSR:           SEPTEMBER 30, 2004

The undersigned, the principal executive officer of the above named registrant (the “Fund”), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

1.             such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to ING FUNDS TRUST and will be retained by ING FUNDS TRUST and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 7th day of December, 2004.

/s/ Michael J. Roland
Michael J. Roland